EXHIBIT 10.1

AMENDMENT NO. 11 TO CREDIT AGREEMENT

This Amendment No. 11 to Credit Agreement (this “Agreement”) dated as of March 15, 2017 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company, 8 North, LLC, a Delaware limited liability company, Bison Exploration, LLC, a Delaware limited liability company, Elevation Midstream, LLC, a Delaware limited liability company, Extraction Finance Corp., a Delaware corporation, Mountaintop Minerals, LLC, a Delaware limited liability company, XOG Services, LLC, a Delaware limited liability company, XOG Services, Inc., a Colorado corporation, and XTR Midstream, LLC, a Delaware limited liability company (“XTR”; and together with the other entities listed subsequent to the Borrower above, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.         The Borrower, the financial institutions party thereto as lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, the Amendment No. 4 and Joinder dated as of May 27, 2015, the Amendment No. 5 dated as of September 1, 2015, the Amendment No. 6 dated as of September 10, 2015, the Amendment No. 7 and Joinder dated as of December 15, 2015, the Amendment No. 8 and Joinder dated as of June 13, 2016, the Amendment No. 9 dated as of August 12, 2016, and the Consent, Amendment No. 10 and Joinder dated September 14, 2016 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.         The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.         XTR desires to contribute cash and certain midstream assets in exchange for approximately 15% of the Equity Interest (as defined in the Credit Agreement) of Platte River Holdings LLC, a Delaware limited liability company (“PRH”), pursuant to that certain Contribution Agreement to be entered into on or about the Effective Date, among ARB Platte River, LLC, a Colorado limited liability company (“ARB”), XTR and PRH (the “Proposed Contribution”).

D.         Contemporaneously with the Proposed Contribution, (i) ARB and XTR will enter into that certain First Amended and Restated Limited Liability Company Agreement of PRH to be entered into on or about the Effective Date and (ii) Platte River Midstream, LLC, a Delaware

limited liability company and wholly-owned subsidiary of PRH (“PRM”), and the Borrower will enter into that certain First Amended and Restated Transportation Services Agreement to be entered into on or about the Effective Date, pursuant to which the Borrower will agree to ship or pay to ship certain committed volumes of hydrocarbons on midstream infrastructure owned and operated by PRM (the “Proposed Shipping Arrangement”).

E.         The Borrower has requested that the Lenders and the Administrative Agent, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereof, amend the Credit Agreement as set forth herein to permit each of the Proposed Contribution and the Proposed Shipping Arrangement.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.         Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement, as amended hereby.

Section 2.         Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)         Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined terms in alphabetical order:

(1)          “Amendment No. 11” means that certain Amendment No. 11 to Credit Agreement dated as of March 15, 2017, among the Loan Parties, the Administrative Agent, the Issuing Lender, and the Lenders party thereto.

(2)          “Amendment No. 11 Effective Date” means March 15, 2017.

(3)          “PRH” means Platte River Holdings LLC, a Delaware limited liability company.

(4)          “PRM” means Platte River Midstream, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of PRH.

(5)          “PRH Contribution Agreement” means that certain Contribution Agreement among ARB Platte River, LLC, a Colorado limited liability company, XTR and PRH, substantially in the form delivered to the Administrative Agent on or prior to the Amendment No. 11 Effective Date, with such changes and modifications that are not materially adverse to the Lenders.

(6)          “PRH LLC Agreement” means that certain First Amended and Restated Limited Liability Company Agreement of PRM, substantially in the form delivered to the Administrative Agent on or prior to the Amendment No. 11 Effective Date, with such changes and modifications that are not materially adverse to the Lenders, and as such agreement may be amended from time to time in a manner not materially adverse to the Lenders.

(7)          “PRM Transportation Agreement” means that certain First Amended and Restated Transportation Services Agreement, between Borrower and PRM, substantially in the form delivered to the Administrative Agent on or prior to the Amendment No. 11 Effective Date, with such changes and modifications that are not materially adverse to the Lenders.

(b)         Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended by replacing the defined term “Approved Transportation Agreements” in its entirety with the following:

“Approved Transportation Agreements” means the Grand Mesa Agreements, the Tallgrass Letter Agreement, the PRM Transportation Agreement and such other transportation services agreements as may be approved by the Majority Lenders in writing, in each case, together with such changes thereto as may be approved by the Administrative Agent.

(c)         Section 6.3 of the Credit Agreement (Investments) is amended by deleting the “and” at the end of clause (f) thereof and replacing clause (g) thereof with the following clause (g) and new clause (h):

(g)         the investment made by XTR in PRH pursuant to the PRH Contribution Agreement and the PRH LLC Agreement so long as (i) the aggregate amount of cash contributed by XTR to PRH pursuant thereto does not exceed $5,000,000 and (ii) the amount of cash and the fair market value of the assets contributed by XTR to PRH pursuant thereto does not exceed $10,000,000 in the aggregate; and

(h)         other investments in an aggregate amount not to exceed $5,000,000.

(d)         Section 6.8 of the Credit Agreement (Sale of Assets) is amended by replacing clause (h) thereof in its entirety with the following:

(h)          (i) Permitted Investments of the type described in Section 6.3(g) and (ii) other Asset Sales of Property not constituting Oil and Gas Properties and not otherwise permitted by this Section 6.8, the aggregate consideration of which shall not exceed $5,000,000 during the term of this Agreement; and

(e)         Article 6 of the Credit Agreement (Negative Covenants) is further amended by adding the following new Section 6.27 to the end thereof:

6.27        PRH and PRM.  Notwithstanding anything to the contrary contained herein, no Loan Party shall, nor shall it permit any of its Subsidiaries to, create, assume, incur or suffer to exist any Lien on or in respect of any of its Property for the benefit of PRH or PRM.

Section 3.         Reaffirmation of Liens.

(a)         Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan

Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)         The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.

Section 4.         Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.         Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)         the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)          (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)         as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.         Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)         Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders;

(b)         Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)         No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)         Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.         Post-Closing Obligations.  On or before 5:00 p.m. (Houston, Texas time) on the effective date of the Proposed Contribution, the Borrower shall deliver to the Administrative Agent certified, fully executed, correct and complete copies of the PRH Contribution Agreement, the PRH LLC Agreement, and the PRM Transportation Agreement, in each case, as in effect on the Effective Date.  The Borrower's failure to satisfy the obligations set forth in this Section 7 shall constitute an immediate Event of Default under this Agreement and the Credit Agreement.

Section 8.         Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 9.         Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 10.         Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS

OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

EXECUTED as of the date first set forth above.

atthew
BORROWER:

EXTRACTION OIL & GAS, INC.

	By:	/s/ Matthew R. Owens
	Name:	Matthew R Owens
	Title:	President

GUARANTORS:

7N, LLC
8 NORTH, LLC
BISON EXPLORATION, LLC
ELEVATION MIDSTREAM, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC

	Each By:	/s/ Matthew R. Owens
	Name:	Matthew R Owens
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Zachary Kramer
Name:	Zachary Kramer
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

BOKF, NA, dba Bank of Oklahoma,
as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

SUNTRUST BANK,
as a Lender

By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Paul Pace
Name:	Paul Pace
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lea Baerlocher
Name:	Lea Baerlocher
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]

CITIBANK, N.A.,
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO CREDIT AGREEMENT – EXTRACTION]